                                                                    EXHIBIT 99.8

                         REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (this "Agreement") is made and entered into this 26th day of September, 1996, by and between Angeles Participating Mortgage Trust, a California business trust (the "Trust"), and Starwood Mezzanine Investors, L.P., a Delaware limited partnership ("Starwood Mezzanine"). Unless otherwise indicated, capitalized terms used herein are used herein as defined in Section 1.


                                   RECITALS
                                   --------

     WHEREAS, pursuant to a Formation Agreement, dated September 26, 1996, by and between the Trust and Starwood Mezzanine (the "Formation Agreement"), on the date hereof, the Trust and Starwood Mezzanine are making capital contributions to APMT Limited Partnership, a Delaware limited partnership (the "Partnership"), in return for the issuance by the Partnership to the Trust and to Starwood Mezzanine of Partnership Interests (as such term is defined in the Partnership Agreement); and

     WHEREAS, pursuant to the Formation Agreement, the parties hereto desire to set forth the rights of Starwood Mezzanine and the obligations of the Trust to cause the registration of the Registrable Securities pursuant to the Securities Act;

     NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1.  DEFINITIONS AND USAGE.
                 ---------------------

       1.1  DEFINITIONS.  As used in this Agreement:

     BENEFICIALLY OWNING. "BENEFICIALLY OWNING" means owning Trust Shares directly, indirectly or constructively by a Person through the application of
Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code, or
Section 544 of the Code, as modified by Section 856(h) of the Code.

     CLASS A WARRANT. "CLASS A WARRANT" shall mean the warrant issued by the Trust on March 15, 1994 for the purchase of up to 5,000,000 Trust Shares.

     CODE. "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     COMMISSION. "COMMISSION" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

     CONTINUOUSLY EFFECTIVE. "CONTINUOUSLY EFFECTIVE", with respect to a specified registration statement, shall mean that such registration statement shall not cease to be effective and available for Transfers of Registrable Securities thereunder for longer than either (i) any ten
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(10) consecutive business days, or (ii) an aggregate of fifteen (15) business days during the period specified in the relevant provision of this Agreement.

     DECLARATION OF TRUST. "DECLARATION OF TRUST" means the Declaration of Trust of the Trust, originally made and entered into as of April 15, 1988, as restated as of July 18, 1988, as further restated as of September 26, 1996, and as may be amended, modified, restated and superseded from time to time after the date of this Agreement.

     DEMAND REGISTRATION. "DEMAND REGISTRATION" shall have the meaning set forth in Section 2.1.

     FORMATION AGREEMENT. "FORMATION AGREEMENT" shall have the meaning set forth in the Recitals of this Agreement.

     EXCHANGE ACT. "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     EXCHANGE RIGHTS AGREEMENT. "EXCHANGE RIGHTS AGREEMENT" shall mean the Exchange Rights Agreement, dated the date hereof, by and between the Trust and Starwood Mezzanine.

     INDEPENDENT TRUSTEES. "INDEPENDENT TRUSTEES" shall mean a Trustee of the Trust who is (i) not an officer, employee, agent, shareholder (direct or indirect) or representative of the Trust, Starwood Mezzanine, or Persons which directly or indirectly through one or more intermediaries control, or is controlled by or is under common control with Starwood Mezzanine, (ii) not a spouse, sibling, lineal descendant, ancestor, aunt, uncle or first cousin of any the aforesaid Persons (including in-laws and adopted relationships), and
(iii) free of any relationship that would interfere with the exercise of independent judgment; provided, however, that Ronald J. Consiglio, J. D'Arcy Chisholm and Jack E. McDonald shall be considered Independent Trustees hereunder.

     PERSON. "PERSON" shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or other agency or political subdivision thereof.

     PIGGYBACK REGISTRATION. "PIGGYBACK REGISTRATION" shall have the meaning set forth in Section 3.

     PARTNERSHIP. "PARTNERSHIP" shall have the meaning set forth in the Recitals of this Agreement.

     PARTNERSHIP AGREEMENT. "PARTNERSHIP AGREEMENT" shall mean the Limited Partnership Agreement of APMT Limited Partnership, dated as of the date hereof, by and between the Trust and Starwood Mezzanine.

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     REGISTER, REGISTERED AND REGISTRATION.  "REGISTER", "REGISTERED", AND
"REGISTRATION" shall refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering by the Commission of effectiveness of such registration statement or document.

     REGISTRABLE SECURITIES. "REGISTRABLE SECURITIES" shall mean: (i) the Trust Shares issued upon exercise of the Class A Warrant, (ii) the Trust Shares issued or to be issued upon exchange of Units issued on the Closing Date pursuant to the Exchange Rights Agreement, (iii) any Trust Shares or other securities issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange by the Trust generally for, or in replacement by the Trust generally of, such Trust Shares; and (v) any securities issued in exchange for such Trust Shares in any merger or reorganization of the Trust; provided, however, that Registrable Securities shall not include any securities which have theretofore been registered and sold pursuant to the Securities Act or which have been sold to the public pursuant to Rule 144 or any similar rule promulgated by the Commission pursuant to the Securities Act; and, provided further, that the Trust shall have no obligation under Sections 2 and 3 to register any Registrable Securities if the Trust shall deliver to Starwood Mezzanine an opinion of counsel to the effect that the proposed sale or disposition of all of the Registrable Securities for which registration was requested does not require registration under the Securities Act for a sale or disposition in a single public sale, and offers to remove any and all legends restricting transfer from the certificates evidencing such Registrable Securities. Notwithstanding anything to the contrary set forth herein, Registrable Securities shall not include (x) any Units or (y) any Trust Shares issued upon exchange of Units issued after the date hereof to any Person (including, without limitation, Starwood Mezzanine).

     REGISTRABLE SECURITIES THEN OUTSTANDING. "REGISTRABLE SECURITIES THEN OUTSTANDING" shall mean, with respect to a specified determination date, the Registrable Securities owned by Starwood Mezzanine on such date and the Registrable Securities which are issuable upon exchange of Units issued on the Closing Date and owned by Starwood Mezzanine on such date.

     REGISTRATION EXPENSES. "REGISTRATION EXPENSES" shall have the meaning set forth in Section 6.1.

     REIT REQUIREMENTS. "REIT REQUIREMENTS" shall mean the requirements for the Trust to (i) qualify as a REIT under the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder, and (ii) avoid any federal income or excise tax liability. "REIT Requirements" shall also include the ownership limitation provisions set forth in Section 6.13 of the Declaration of Trust.

     SECURITIES ACT. "SECURITIES ACT" shall mean the Securities Act of 1933 and the rules and regulations of the Commission thereunder, all as the same may be in effect at the time.

     SHELF REGISTRATION. "SHELF REGISTRATION" shall have the meaning set forth in Section 2.2.

     TRANSFER. "TRANSFER" shall mean and include the act of selling, giving, transferring, creating a trust (voting or otherwise), assigning or otherwise disposing of (other than pledging,

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hypothecating or otherwise transferring as security) (and correlative words shall have correlative meanings); provided however, that any transfer or other disposition upon foreclosure or other exercise of remedies of a secured creditor after an event of default under or with respect to a pledge, hypothecation or other transfer as security shall constitute a "Transfer".

     TRUST SHARES. "TRUST SHARES" shall mean the Class A Shares, par value $1.00 per share, of the Trust.

     UNDERWRITERS' REPRESENTATIVE. "UNDERWRITERS' REPRESENTATIVE" shall mean the managing underwriter, or, in the case of a co-managed underwriting, the managing underwriter designated as the Underwriters' Representative by the co-managers.

     UNITS.  "UNITS" shall have the meaning set forth in the Partnership
Agreement.

     VIOLATION.  "VIOLATION" shall have the meaning set forth in Section 7.1.

      1.2  USAGE.

            (i) References to a Person are also references to its assigns and successors in interest (by means of merger, consolidation or sale of all or substantially all the assets of such Person or otherwise, as the case may be).

           (ii) References to Registrable Securities "owned" by Starwood Mezzanine shall include Registrable Securities beneficially owned by Starwood but which are held of record in the name of a nominee, trustee, custodian, or other agent.

          (iii) References to a document are to it as amended, waived and otherwise modified from time to time and references to a statute or other governmental rule are to it as amended and otherwise modified from time to time (and references to any provision thereof shall include references to any successor provision).

           (iv) References to Sections or to Schedules or Exhibits are to sections hereof or schedules or exhibits hereto, unless the context otherwise requires.

            (v) The definitions set forth herein are equally applicable both to the singular and plural forms and the feminine, masculine and neuter forms of the terms defined.

           (vi) The term "including" and correlative terms shall be deemed to be followed by "without limitation" whether or not followed by such words or words of like import.

          (vii) The term "hereof" and similar terms refer to this Agreement as a whole.

         (viii) The "date of" any notice or request given pursuant to this Agreement shall be determined in accordance with Section 12.

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     SECTION 2.  DEMAND, SHELF AND TENDER REGISTRATIONS.

        2.1 If Starwood Mezzanine shall make a written request to the Trust, then the Trust shall cause there to be filed with the Commission a registration statement under the Securities Act (a "Demand Registration") and (subject to
Section 2.9) the Trust shall include therein all or any portion of the Registrable Securities as Starwood shall request in such written request. Any request made pursuant to this Section 2.1 shall be addressed to the attention of the Secretary of the Trust, and shall specify the number of Registrable Securities to be registered, the intended methods of disposition thereof and that the request is for a Demand Registration pursuant to this Section 2.1.

        2.2 If Starwood Mezzanine shall make a written request to the Trust, then the Trust shall cause there to be filed with the Commission a registration statement in accordance with the Securities Act for an offering on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (a "Shelf Registration"), and the Trust shall include therein the Registrable Securities requested by Starwood Mezzanine. Any request made pursuant to this Section 2.2 shall be addressed to the attention of the Secretary of the Trust, and shall specify the number of Registrable Securities to be registered, the possible intended methods of disposition thereof and that the request is for a Shelf Registration pursuant to this Section 2.2.

        2.3 Notwithstanding the foregoing, no request may be made pursuant to
Section 2.1 or 2.2 (i) if within ninety (90) days prior to the date of such request a registration statement pursuant to this Section 2.1 or 2.2 shall have been declared effective by the Commission or (ii) during the ninety (90) day period after Starwood Mezzanine has requested a registration pursuant to Section 2 hereof and such request has not been withdrawn.

        2.4 (i) The Trust shall be entitled to postpone or suspend for up to ninety (90) days the filing, effectiveness, supplementing or amending of any registration statement otherwise required to be prepared and filed pursuant to this Section 2, if the Board of Trustees of the Trust determines that such registration and the Transfer of Registrable Securities contemplated thereby would interfere with, or require premature disclosure of, any material financing, acquisition, disposition, reorganization or other transaction involving the Partnership, the Trust or any of their respective subsidiaries (the "Transaction") and the Trust promptly gives Starwood Mezzanine notice of such determination. Starwood Mezzanine hereby acknowledges that any notice given by the Trust pursuant to this Section 2.4(i) shall constitute material non-public information and that the United States securities laws prohibit any Person who has material non-public information about a company from purchasing or selling securities of such company or from communicating such information to any other Person under circumstances in which it is reasonably foreseeable that such Person is likely to purchase or sell such securities. Upon receipt of such notice, Starwood Mezzanine agrees to cease making offers or Transfers of Registrable Securities pursuant to such registration statement. In the event the Trust shall give any such notice, the time period set forth in Section 2.5(ii) shall be extended for a period equal to the number of days from the date of such notice until the date the Board of Trustees of the Trust determine that the making of offers or Transfers of Registrable Securities shall not interfere with the Transaction.

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               (ii)  The Trust shall not be obligated to file any registration statement pursuant to this Section 2 if, within thirty (30) days after their receipt of the written request of Starwood Mezzanine, the Trust notifies Starwood Mezzanine that, prior to their receipt of such request, they had a plan or intention promptly to register equity securities under the Securities Act. Starwood Mezzanine shall have the right to participate in any such registration on the terms provided in Section 3 hereof.

               (iii) Notwithstanding anything to the contrary contained in this Agreement, without the consent of the Independent Trustees, no Registrable Securities may be offered or sold pursuant to a registration statement pursuant to Sections 2 or 3 prior to the earlier of (i) one (1) year from the date of this Agreement or (ii) the exercise of the Class A Warrant for at least 2,000,000 Trust Shares by Starwood Mezzanine. Starwood Mezzanine shall not be entitled to participate in any Piggyback Registration pursuant to which securities registered thereunder are to be offered or sold prior to the earlier of one (1) year from the date of this Agreement.

        2.5 Following receipt of a request for a Demand Registration or a Shelf Registration, the Trust shall:

               (i) File the registration statement with the Commission as promptly as practicable, and shall use reasonable efforts to have the registration declared effective under the Securities Act as soon as reasonably practicable, in each instance giving due regard to the need to prepare current financial statements, conduct due diligence and complete other actions that are reasonably necessary to effect a registered public offering.

               (ii) Use reasonable efforts to keep the relevant registration statement Continuously Effective (x) if a Demand Registration, until (A) 45 days from the date on which the Demand Registration becomes effective under the Securities Act or (B) such earlier date as of which all the Registrable Securities under the Demand Registration statement shall have been disposed of in the manner described in the registration statement and (y) if a Shelf Registration, until (A) 365 days from the date on which the Shelf Registration becomes effective under the Securities Act or (B) such date as of which all the Registrable Securities under the Shelf Registration statement have been disposed of in a manner described in the registration statement.

               (iii) If any Demand Registration statement was not maintained Continuously Effective (other than pursuant to Section 2.4) for a period of at least 45 days or such shorter period at the end of which all Registrable Securities covered by such Demand Registration have been sold pursuant thereto, Starwood shall be entitled to an additional Demand Registration; provided the Trust shall only be obligated to maintain effective such additional Demand Registration for a period equal to 45 days less the number of days the initial Demand Registration was effective. If the Shelf Registration is suspended or terminated and not Continuously Effective for a period of at least 365 days or such shorter period at the end of which all Registrable Securities covered by such Shelf Registration have been sold pursuant thereto (other than pursuant to Section 2.4), the Trust shall at the request of Starwood file an additional "shelf" registration statement and keep such subsequent shelf registration statement Continuously Effective for a period equal to 365 days less the number of days during which the Shelf Registration Statement was effective.

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        2.6  Notwithstanding anything in this Agreement to the contrary, (i)
subject to Section 2.5(iii), in no event will the Trust be obligated to effect more than a total of 1 Demand Registration and 1 Shelf Registration, (ii) in no event will the Trust be obligated to effect any Demand Registration or Shelf Registration for less than Two Hundred Fifty Thousand (250,000) Trust Shares,
(iii) in no event will the Trust be obligated to effect a Demand Registration if the Registrable Securities proposed to be registered therein shall be covered by a Shelf Registration statement, and (iv) no registration shall be effected under this Agreement and no Transfer of Registrable Securities may be effected if as a result thereof the Trust would not satisfy the REIT Requirements in any respect or if such registration or Transfer would result in any Person Beneficially Owning Trust Shares in excess of the ownership limitation provisions of the REIT Requirements. For purposes of the preceding sentence, registration shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective, or (ii) if after such registration statement has become effective, the related offer, sale or distribution of Registrable Securities thereunder is prohibited by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to Starwood and such prohibition is not thereafter eliminated. If the Trust shall have complied with its obligations under this Agreement, a right to demand a registration pursuant to this Section 2 shall be deemed to have been satisfied (i) if a Demand Registration, upon the earlier of
(A) the date as of which all of the Registrable Securities included therein shall have been disposed of pursuant to the Registration Statement, and (B) the date as of which such Demand Registration shall have been Continuously Effective for a period of forty-five (45) days, and (ii) if a Shelf Registration, upon the earlier of (A) the date as of which all the Registrable Securities included therein shall have been disposed of pursuant to the Registration Statement, and
(B) the date of which such Shelf Registration has been Continuously Effective for a period of 365 days, provided (x) no stop order or similar order, or proceedings for such an order, is thereafter entered or initiated and, (y) if the Trust, is subject to and complies with the provisions of Sections 2.4(i) and 2.5(iii) a right to demand registration shall be deemed to have been satisfied.

        2.7 A registration pursuant to this Section 2 shall be on such appropriate registration form of the Commission as shall be selected by the Trust and shall permit the disposition of the Registrable Securities in accordance with the intended method or methods of disposition specified in the request pursuant to Sections 2.1 or 2.2, respectively.

        2.8  If any Demand Registration or Shelf Registration pursuant to
Section 2 involves an underwritten offering (whether on a "firm commitment", "best efforts" or "all reasonable efforts" basis or otherwise), Starwood Mezzanine shall select the underwriter or underwriters and manager or managers to administer such underwritten offering; provided, however, that each Person so selected shall be acceptable to the Trust.

        2.9  Whenever the Trust shall effect a registration pursuant to this
Section 2 in connection with an underwritten offering pursuant to Section 2.8 and the Underwriters' Representative advises the Trust and Starwood Mezzanine that, in its opinion, the amount of securities requested to be included in such offering (whether by Starwood Mezzanine or others, including the Trust) exceeds the amount which can be sold in such offering within a price range acceptable to Starwood Mezzanine, securities shall be included in such offering and the related registration, to the extent of the amount which can be sold within such price range in the

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following order of priority: first, the Registrable Securities of Starwood
Mezzanine requested to be included in such registration pursuant to this Section 2; second, all securities to be offered by the Trust and; third, all other securities requested to be included in such registration.

     SECTION 3.  PIGGYBACK REGISTRATION.

        3.1 If at any time the Trust proposes to register Trust Shares under the Securities Act in connection with the public offering solely for cash on Form S-1, S-2, S-3, or S-11 (or any replacement or successor forms), the Trust shall promptly give Starwood Mezzanine written notice of such registration. Upon the written request of Starwood Mezzanine given as promptly as practicable but in any event within twenty (20) days following the date of such notice, the Trust shall cause to be included in such registration statement and use reasonable efforts to be registered under the Securities Act all the Registrable Securities that Starwood Mezzanine shall have requested to be registered; (any such registration in which Starwood Mezzanine participates pursuant to this
Section 3.1 being referred to as a "Piggyback Registration"). The Trust shall have the absolute right to delay, withdraw or cease to prepare or file any registration statement for any offering referred to in this Section 3 without any obligation or liability to Starwood Mezzanine, it being understood that any Registrable Securities previously included in any such withdrawn Registration Statement shall not cease to be Registrable Securities by reason of such inclusion or withdrawal.

        3.2 If the Underwriters' Representative shall advise the Trust that, in its opinion, the amount or type of Registrable Securities requested to be included in such registration would adversely affect such offering, or the timing thereof, then the Trust will include in such registration, to the extent of the amount and class which the Trust is so advised can be sold without such adverse effect in such offering: first, all securities proposed to be sold by the Trust for its own account; second, the Registrable Securities requested to be included in such registration by Starwood Mezzanine pursuant to this Section 3; and third, all other securities requested to be included in such registration.

     SECTION 4.  REGISTRATION PROCEDURES. Whenever required under Section 2 or
Section 3 to effect the registration of any Registrable Securities, the Trust shall, as expeditiously as practicable:

        4.1 Prepare and file with the Commission a registration statement with respect to such Registrable Securities and use reasonable efforts to cause such registration statement to become effective; provided, however, that before filing a registration statement or prospectus or any amendments or supplements thereto, the Trust shall furnish to counsel for Starwood Mezzanine, copies of all such documents in the form substantially as proposed to be filed with the Commission.

        4.2 Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act and rules thereunder with respect to the disposition of all securities covered by such registration statement. If the registration is for an underwritten offering, the Trust shall amend the registration statement or supplement the prospectus whenever required by the terms of the underwriting agreement entered

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into pursuant to Section 5.2. If the registration statement is for a Shelf
Registration, the Trust shall amend the registration statement or supplement the prospectus so that it will remain current and in compliance with the requirements of the Securities Act for the period specified in Section 2.5(ii), and if during such period any event or development occurs as a result of which the registration statement or prospectus contains a misstatement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, the Trust shall promptly notify Starwood Mezzanine, amend the registration statement or supplement the prospectus so that each will thereafter comply with the Securities Act and furnish to Starwood Mezzanine such amended or supplemented prospectus, which each such Holder shall thereafter use in the Transfer of Registrable Securities covered by such registration statement. Pending any such amendment or supplement described in this Section 4.2, Starwood Mezzanine shall cease making offers or Transfers of Registrable Securities pursuant to the prior prospectus. In the event that any Registrable Securities included in a registration statement subject to, or required by, this Agreement remain unsold at the end of the period during which the Trust is obligated to use reasonable efforts to maintain the effectiveness of such registration statement, the Trust may file a post-effective amendment to the registration statement for the purpose of removing such Registrable Securities from registered status.

        4.3 Furnish to Starwood Mezzanine, without charge, such numbers of copies of the registration statement, any pre-effective or post-effective amendment thereto, the prospectus, including each preliminary prospectus and any amendments or supplements thereto, in each case in conformity with the requirements of the Securities Act and the rules thereunder, and such other related documents as Starwood Mezzanine may reasonably request in order to facilitate the disposition of Registrable Securities.

        4.4 Use reasonable efforts (i) to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such states where an exemption from registration is not available and as shall be reasonably requested by the Underwriters' Representative and (ii) to obtain the withdrawal of any order suspending the effectiveness of a registration statement; or the lifting of any suspension of the qualification (or exemption from qualification) of the offer and transfer of any of the Registrable Securities in any state, at the earliest possible moment; provided, however, that the Trust shall not be required in connection therewith or as a condition thereto to qualify to do business or to consent to general service of process in any state.

        4.5 In the event of any underwritten offering, use reasonable efforts to enter into and perform its obligations under an underwriting agreement (including indemnification and contribution obligations of underwriters), in usual and customary form, with the managing underwriter or underwriters of such offering. The Trust shall also cooperate with Starwood Mezzanine, and the Underwriters' Representative for such offering in the marketing of the Registrable Securities, including making available the officers, accountants, counsel, premises, books and records of the Trust for such purpose, but the Trust shall not be required to incur any material out-of-pocket expense pursuant to this sentence.

        4.6 Promptly notify Starwood Mezzanine of any stop order issued or threatened to be issued by the Commission in connection therewith and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

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     4.7  Make available for inspection by Starwood Mezzanine, any underwriter participating in such offering and the representatives of Starwood Mezzanine and Underwriter (but not more than one firm of counsel to Starwood Mezzanine), all financial and other information as shall be reasonably requested by them, and provide Starwood Mezzanine, any underwriter participating in such offering and the representatives of Starwood Mezzanine and Underwriter the reasonable opportunity to discuss the business affairs of the Trust with their principal executives and independent public accountants who have certified the audited financial statements included in such registration statement, in each case all as necessary to enable them to exercise their due diligence responsibility under the Securities Act; provided, however, that information that the Trust determines to be confidential and which the Trust advises such Person in writing, is confidential shall not be disclosed unless such Person signs a confidentiality agreement reasonably satisfactory to the Trust or Starwood Mezzanine agrees to be responsible for such Person's breach of confidentiality on terms reasonably satisfactory to the Trust.

     4.8 Use reasonable efforts to obtain a so-called "comfort letter" from the independent public accountants of the Trust, and legal opinions of counsel to the Trust addressed to Starwood Mezzanine, in customary form and covering such matters of the type customarily covered by such letters, and in a form that shall be reasonably satisfactory to Starwood Mezzanine. Delivery of any such opinion or comfort letter shall be subject to the recipient furnishing such written representations or acknowledgements as are customarily provided by selling shareholders who receive such comfort letters or opinions.

     4.9 Use reasonable efforts to cause the Registrable Securities covered by such registration statement (i) if the Trust Shares are then listed on a securities exchange or included for quotation in a recognized trading market, to continue to be so listed or included for a reasonable period of time after the offering, and (ii) to be registered with or approved by such other United States or state governmental agencies or authorities as may be necessary by virtue of the business and operations of the Trust to enable Starwood Mezzanine to consummate the disposition of such Registrable Securities.

     4.10 Take such other actions as are reasonably required in order to expedite or facilitate the disposition of Registrable Securities included in each such registration.

     SECTION 5. STARWOOD MEZZANINE'S OBLIGATIONS. It shall be a condition precedent to the obligations of the Trust to take any action pursuant to this Agreement with respect to the Registrable Securities of Starwood Mezzanine that Starwood Mezzanine shall:

     5.1 Furnish to the Trust such information regarding Starwood Mezzanine, the number of the Registrable Securities owned by it, and the intended method of disposition of such securities as shall be required to effect the registration of Registrable Securities of Starwood Mezzanine, and to cooperate fully with the Trust in preparing such registration.

     5.2 In the case of a registration under Section 3, agree to sell its Registrable Securities to the underwriters at the same price and on substantially the same terms and conditions as the Trust or the other Persons on whose behalf the registration statement was being filed have agreed to sell their securities, and, to execute the underwriting agreement agreed to by the Trust and such other persons.

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     SECTION 6.  EXPENSES OF REGISTRATION.  Expenses in connection with registrations pursuant to this Agreement shall be allocated and paid as follows:

     6.1 With respect to each Demand Registration and Shelf Registration, the Trust shall bear and pay all expenses incurred in connection with any registration, filing, or qualification of Registrable Securities with respect to such registration for Starwood Mezzanine, including all registration, filing and National Association of Securities Dealers, Inc. fees, all fees and expenses of complying with securities or blue sky laws, all printing expenses, messenger and delivery expenses, the reasonable fees and disbursements of counsel for the Trust and of the independent public accountants for the Trust, including the expenses of "cold comfort" letters required by or incident to such performance and compliance (the "Registration Expenses"), but excluding underwriting discounts and commissions relating to Registrable Securities and all fees and expenses of counsel for Starwood Mezzanine; provided, however, that the Trust shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2 if the registration is subsequently withdrawn (in which case all holders of securities participating in such registration shall bear such expenses, pro rata), unless, in the case of a Demand Registration or a Shelf Registration, Starwood Mezzanine agrees that such withdrawn registration shall have constituted one of the Demand and Shelf Registrations available to them under Section 2 hereof.

     6.2 The Trust shall bear and pay all Registration Expenses incurred in connection with any Piggyback Registrations pursuant to Section 3 but excluding underwriting discounts and commissions relating to Registrable Securities and all fees and expenses of counsel for Starwood Mezzanine.

     SECTION 7. INDEMNIFICATION; CONTRIBUTION. If any Registrable Securities are included in a registration statement under this Agreement:

     7.1 To the extent permitted by applicable law, the Trust shall indemnify and hold harmless Starwood Mezzanine, each Person, if any, who controls Starwood Mezzanine within the meaning of the Securities Act, and each officer, director, partner and employee of Starwood Mezzanine and such controlling Person, against any and all losses, claims, damages, liabilities and expenses (joint or several), including reasonable attorneys' fees and disbursements and reasonable expenses of investigation, incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation, or to which any of the foregoing Persons may otherwise become subject under the Securities Act, the Exchange Act or other federal or state laws, insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"):

          (i) Any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein, or any amendments or supplements thereto; or

          (ii) The omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; provided, however, that the indemnification required by this
Section 7.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if such settlement is effected without the consent of the Trust (which consent shall not be unreasonably withheld), nor shall the Trust be liable in any such case for any such loss, claim, damage, liability or expense to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with information furnished to the Trust by the indemnified party expressly for use in connection with such registration; and provided, further, that the indemnity agreement contained in this Section 7 shall not apply to the extent that any such loss is based on or arises out of an untrue statement or alleged untrue statement of a material fact, or an omission or alleged omission to state a material fact, contained in or omitted from any preliminary prospectus if the final prospectus shall correct such untrue statement or alleged untrue statement, or such omission or alleged omission, and a copy of the final prospectus has not been sent or given to such person at or prior to the confirmation of sale to such person if an underwriter was under an obligation to deliver such final prospectus and failed to do so.

     7.2 To the extent permitted by applicable law, Starwood Mezzanine shall indemnify and hold harmless the Trust, its Trustees, officers, employees and agents, each Person, if any, who controls the Trust within the meaning of the Securities Act, and the trustees, directors, officers, employees or agents of such controlling Person against any and all losses, claims, damages, liabilities and expenses (joint and several), including reasonable attorneys' fees and disbursements and reasonable expenses of investigation, incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation, or to which any of the foregoing Persons may otherwise become subject under the Securities Act, the Exchange Act or other federal or state laws, but only insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon any Violation, in each case to the extent that such Violation arises out of or is based upon information furnished by Starwood Mezzanine expressly for use in connection with such registration; provided, however, that
(x) the indemnification required by this Section 7.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if such settlement is effected without the consent of Starwood Mezzanine (which consent shall not be unreasonably withheld) and (y) in no event shall the amount of any indemnity under this Section 7.2 exceed the gross proceeds from the applicable offering received by Starwood Mezzanine.

     7.3 Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, suit, proceeding, investigation or threat thereof made in writing for which such indemnified party may make a claim under this Section 7, such indemnified party shall deliver to the indemnifying party a written notice thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and disbursements and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time following the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this
Section 7 to the extent of such prejudice but shall not relieve the indemnifying party of any liability that it may have to any indemnified party otherwise than pursuant to this Section 7. Any fees and expenses incurred by the indemnified party (including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) shall be paid to the indemnified party, as incurred, within thirty (30) days of written notice thereof to the indemnifying party (regardless of whether it is ultimately determined that an indemnified party is not entitled to indemnification hereunder). Any such indemnified party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expenses of such indemnified party unless (i) the indemnifying party has agreed to pay such fees and expenses or (ii) the indemnifying party shall have failed to promptly assume the defense of such action, claim or proceeding or (iii) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel in writing that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party and that the assertion of such defenses would create a conflict of interest such that counsel employed by the indemnifying party could not faithfully represent the indemnified party (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action, claim or proceeding on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such indemnified parties, unless in the reasonable judgment of such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such action, claim or proceeding, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels).

     7.4 If the indemnification required by this Section 7 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to in this
Section 7:

          (i) The indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any Violation has been committed by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such Violation. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in
Section 7.1 and Section 7.2, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

          (ii) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7.4 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in Section 7.4(i). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     7.5 If indemnification is available under this Section 7, the indemnifying parties shall indemnify each indemnified party to the full extent provided in this Section 7 without regard to the relative fault of such indemnifying party or indemnified party or any other equitable consideration referred to in Section 7.4.

     7.6 The obligations of the Trust and Starwood Mezzanine under this Section 7 shall survive the completion of any offering of Registrable Securities pursuant to a registration statement under this Agreement, and otherwise.

     SECTION 8. DETERMINATIONS AND INTERPRETATION. All determinations of the Trust (or the Board of Trustees of the Trust) provided for in or pursuant to this Agreement shall be made by its Independent Trustees, including, without limitation, any determination pursuant to Sections 2.4(i) and 2.7. All interpretations of the terms of this Agreement shall be resolved on behalf of the Trust by its Independent Trustees.

     SECTION 9. HOLDBACK. (a) Starwood Mezzanine, if so requested by the Underwriters' Representative in connection with an offering of any securities covered by a registration statement filed by Trust, whether or not Starwood Mezzanine's securities are included therein, shall not effect any public sale or distribution of Trust Shares or any securities convertible into or exchangeable or exercisable for Trust Shares, including a sale pursuant to Rule 144 under the Securities Act (except as part of such underwritten registration), during the fifteen (15)-day period prior to, and during the one hundred twenty (120)-day period beginning on, the date such registration statement is declared effective under the Securities Act by the Commission. In order to enforce the foregoing covenant, the Trust shall be entitled to impose stop-transfer instructions with respect to the Registrable Securities of Starwood Mezzanine until the end of such period. Starwood Mezzanine shall have the right to participate in any such registration on the terms provided herein.

     (b) The Trust agrees not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the fifteen (15)-day period prior to and during the ninety (90)-day period beginning on the effective date of any underwritten Demand Registration (except pursuant to (i) registrations on Form S-8 or any successor form, (ii) registrations on Form S-4 or any successor form and (iii) registrations of securities in connection with a dividend reinvestment plan (on form(s) applicable to such securities) unless the underwriters managing the registered public offering otherwise agree.

     SECTION 10.  AMENDMENT, MODIFICATION AND WAIVERS; FURTHER ASSURANCES.

          (i) This Agreement may be amended with the consent of the Trust and the Trust may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Trust shall have obtained the written consent of Starwood Mezzanine to such amendment, action or omission to act.

          (ii) No waiver of any terms or conditions of this Agreement shall operate as a waiver of any other breach of such terms and conditions or any other term or condition, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof. No written waiver hereunder, unless it by its own terms explicitly provides to the contrary, shall be construed to effect a continuing waiver of the provisions being waived and no such waiver in any instance shall constitute a waiver in any other instance or for any other purpose or impair the right of the party against whom such waiver is claimed in all other instances or for all other purposes to require full compliance with such provision.

          (iii) Each of the parties hereto shall execute all such further instruments and documents and take all such further action as any other party hereto may reasonably require in order to effectuate the terms and purposes of this Agreement.

     SECTION 11. ASSIGNMENT; BENEFIT. This Agreement and all of the provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, assigns, executors, administrators or successors; provided, however, that neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned or delegated (i) by the Trust without the consent of Starwood Mezzanine (which consent shall not be unreasonably withheld) or (ii) by Starwood Mezzanine unless the transferee of the Registrable Securities is a direct or indirect partner of Starwood Mezzanine.

     SECTION 12.  MISCELLANEOUS.

     12.1 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving regard to the conflict of laws principles thereof.

     12.2 NOTICES. All notices and requests given pursuant to this Agreement shall be in writing and shall be made by hand-delivery, first-class mail (registered or certified, return receipt requested), confirmed facsimile or overnight air courier guaranteeing next business day delivery to the relevant address specified in the Formation Agreement. Except as otherwise provided in this Agreement, the date of each such notice and request shall be deemed to be, and the date on which each such notice and request shall be deemed given shall be: at the time delivered, if personally delivered or mailed; when receipt is acknowledged, if sent by facsimile; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next business day delivery.

     12.3 ENTIRE AGREEMENT; INTEGRATION. This Agreement supersedes all prior agreements between or among any of the parties hereto with respect to the subject matter contained herein and therein, and such agreements embody the entire understanding among the parties relating to such subject matter.

     12.4 SECTION HEADINGS. Section headings are for convenience of reference only and shall not affect the meaning of any provision of this Agreement.

     12.5 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, and all of which shall together constitute one and the same instrument. All signatures need not be on the same counterpart.

     12.6 SEVERABILITY. If any provision of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall not affect the validity and enforceability of the remaining provisions of this Agreement, unless the result thereof would be unreasonable, in which case the parties hereto shall negotiate in good faith as to appropriate amendments hereto.

     12.7 TERMINATION. This Agreement may be terminated at any time by a written instrument signed by the Trust and Starwood Mezzanine. Unless sooner terminated in accordance with the preceding sentence, this Agreement (other than Section 7 hereof) shall terminate in its entirety on such date as there shall be
(a) no Registrable Securities outstanding, and (b) no securities outstanding which are convertible or exchangeable into Registrable Securities; provided that any Trust Shares previously subject to this Agreement shall not be Registrable Securities following the sale of any such shares in an offering registered pursuant to this Agreement.

     12.8 ANGELES PARTICIPATING MORTGAGE TRUST. The parties hereto understand and agree that the name "Angeles Participating Mortgage Trust" is a designation of the Trust and its Trustees (as Trustees but not personally) under the Declaration of Trust, and all persons dealing with the Trust shall look solely to the Trust's assets for the enforcement of any claims against the Trust, and that the Trustees, officers, agents and security holders of the Trust assume no personal liability for obligations entered into on behalf of the Trust, and their respective individual assets shall not be subject to the claims of any person relating to such obligations.

     12.9 OTHER REGISTRATION RIGHTS. The Trust will not grant directly or indirectly to any Persons the right to request the Trust to register any equity securities of the Trust, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of Starwood Mezzanine (which consent shall not be unreasonably withheld). The Trust hereby severally represents and warrants that it has not previously entered into any agreement with respect to the Trust Shares granting any registration rights to any Person.

     12.10 SUBMISSION TO JURISDICTION. Each of the parties hereto and each of the Holders irrevocably submits and consents to the jurisdiction of the United States District Court for the Central District of California in connection with any action or proceeding arising out of or relating to this Agreement, and irrevocably waives any immunity from jurisdiction thereof and any claim of improper venue, forum non conveniens or any similar basis to which it might otherwise be entitled in any such action or proceeding.

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first written above.

                              ANGELES PARTICIPATING MORTGAGE TRUST,
                              a California business trust



                              By:
                                  ------------------------------------------
                              Name:
                              Title:


                              STARWOOD MEZZANINE INVESTORS, L.P.

                              By:  STARWOOD CAPITAL GROUP, L.P.,
                                   a Delaware limited partnership,
                                   General Partner

                                   By:  BSS CAPITAL PARTNERS, L.P.,
                                        a Delaware limited partnership,
                                        General Partner

                                         By:  STERNLICHT HOLDINGS II, INC.,
                                              a Delaware corporation,
                                              General Partner



                                         By:
                                              ------------------------------
                                              Name:
                                              Title: